SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               CCF Holding Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]      No fee required
  [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
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         (4) Date Filed:
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




                        [CCF HOLDING COMPANY LETTERHEAD]













March 18, 1998

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of CCF Holding Company, (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Heritage Bank branch located at 440 North Jeff Davis Drive, Fayetteville, Georgia on April 21, 1998, at 4:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of KPMG Peat Marwick LLP, certified public accountants, will be present to respond to any questions stockholders may have.

         The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.
This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                     Sincerely,


                                     /s/ David B. Turner
                                     David B. Turner
                                     President and Chief Executive Officer

--------------------------------------------------------------------------------
                               CCF HOLDING COMPANY
                              101 NORTH MAIN STREET
                            JONESBORO, GEORGIA 30236
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 21, 1998
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of CCF Holding Company ("the Company"), will be held in the Heritage Bank branch at 440 North Jeff Davis Drive, Fayetteville, Georgia on April 21, 1998 at 4:00 p.m. A proxy card and a proxy statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon the following matters:

1.       The election of one director of the Company;
2. The ratification of the amendment to the CCF Holding Company 1995 Stock Option Plan (the "1995 Stock Option Plan");
3. The ratification of the amendment to the Heritage Bank Management Stock Bonus Plan and Trust Agreement (the "Management Stock Bonus Plan" or "MSBP"); and
4. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1998.

Execution of a proxy in the form enclosed also permits the proxy holder to vote, in their discretion, upon such other matters that may come before the Meeting. As of the date of mailing, the Board of Directors is not aware of any other matters that may come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 12, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Charles S. Tucker
                                            Charles S. Tucker
                                            Secretary
Jonesboro, Georgia
March 18, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               CCF HOLDING COMPANY
                              101 NORTH MAIN STREET
                            JONESBORO, GEORGIA 30236
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 21, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company which will be held at a branch office of the Heritage Bank (the "Bank"), the wholly owned subsidiary of the Company, located at 440 North Jeff Davis Drive, Fayetteville, Georgia on April 21, 1998, 4:00 p.m. local time. The Bank's name was changed from "Clayton County Federal Savings and Loan Association" to "Heritage Bank" in February 1997. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about March 18, 1998.

         At the Meeting, stockholders will consider and vote upon (i) the election of one director, (ii) the ratification of the amendment to the 1995 Stock Option Plan, (iii) the ratification of the amendment to the Management Stock Bonus Plan; and (iv) the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1998. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted for the nominee for director set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 12, 1998 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 899,024 shares of Common Stock issued and outstanding.

         The Articles of Incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy being provided by the Board enables a stockholder to vote for the election of the nominee proposed by the Board, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of a director.

         Concerning the ratification of the amendment to the 1995 Stock Option Plan (Proposal II) and the ratification of the amendment to the Management Stock Bonus Plan (Proposal III), by checking the appropriate box, a stockholder may;
(i) vote "FOR" the item, or (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. With respect to Proposals II and III, such votes shall be determined by a majority of the total votes cast affirmatively or negatively on such matters without regard to broker non-votes.

         As to the ratification of independent auditors as set forth in Proposal IV and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Under the Company's Articles and Bylaws, the ratification of independent auditors, and all other matters, unless otherwise required by law, shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                                   Percent of Shares of
                                                    Amount and Nature of                Common Stock
Name of Beneficial Owner                            Beneficial Ownership (1)            Outstanding
------------------------                            ------------------------          ----------------

First Financial Fund, Inc.
  One Seaport Plaza - 25th Floor
  New York, New York  10292(2)                             129,580                     14.4%
Wellington Management Company
  75 State Street
  Boston, Massachusetts  02109(3)                          129,580                     14.4%
John Hancock Advisers, Inc.
  101 Huntington Avenue
  Boston, Massachusetts  02199(4)                           82,940                      9.2%
Jeffrey L. Gendell, et al.
  200 Park Avenue, Suite 3900
  New York, New York 10166(5)                               74,910                      8.3%
Heritage Bank Employee Stock Ownership Plan
  101 North Main Street, Jonesboro, Georgia(6)              79,200                      8.8%


----------------------------------
(1) Adjusted to reflect a 10% stock dividend paid on January 2, 1998 except with respect to First Financial Fund, Inc. and Wellington Management Company. The Company believes the Schedules 13G filed by these owners and the other owners listed in footnotes (2) and (3) already reflect the 10% stock dividend.
(2) Based on an amended Schedule 13G filed on February 10, 1998 showing sole voting and shared dispositive power with respect to 129,580 shares.
(3) Based on an amended Schedule 13G filed on February 10, 1998 showing no voting power and shared dispositive power with respect to 129,580 shares owned by investment advisory clients of the filer. Amount shown may include some or all of the shares held by First Financial Fund, Inc.
(4) Based on an amended Schedule 13G jointly filed on February 4, 1998 with John Hancock Mutual Life Insurance Company, John Hancock Subsidiaries, Inc. and The Berkeley Financial Group showing sole voting and dispositive power by the filer with respect to 82,940 shares.
(5) Based on a Schedule 13D filed October 3, 1997 showing shared voting and dispositive power with Tontine Partners, L.P., Tontine Financial Partners, L.P., Tontine Management, L.L.C., Tontine Overseas Associates, Ltd. with respect to 51,810 shares and sole voting and dispositive power of Jeffrey L. Gendell with respect to 23,100 shares, for a total of 74,910.
(6) Based upon a Schedule 13G showing shared voting and dispositive power with respect to the shares so owned.

--------------------------------------------------------------------------------
                  SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4, and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4, and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the fiscal year ended December 31, 1997, except the Forms 5 for Richard P. Florin, Joe B. Mundy, Charles S. Tucker and Edith W. Stevens were filed one day late.

--------------------------------------------------------------------------------
         PROPOSAL I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Articles require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of five members. One director will be elected at the Meeting to serve for a three-year term or until his successor has been elected and qualified.

         John B. Lee, Jr. has been nominated by the Board of Directors to serve as a director. Mr. Lee is currently a member of the Board and has been nominated for a three-year term to expire in 2001. It is intended that the person named in the proxies solicited by the Board will vote for the election of the named nominee. If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominee might be unavailable to serve.

         The following table sets forth the nominees and the directors of the Company continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a director of the Bank. However, not every director of the Bank is a director of the Company.

                                                                                               Shares of
                                                    Year First           Current             Common Stock           Percent
                                                    Elected or           Term to             Beneficially              of
Name                                Age(1)         Appointed(2)          Expire               Owned (3)              Class
----                                ------         ------------          -------              ----------             -----

                                                          BOARD NOMINEES FOR TERM TO EXPIRE IN 2001
John B. Lee, Jr.                      70               1975                1998                6,415(4)(5)                --%(8)

                                                                DIRECTORS CONTINUING IN OFFICE
David B. Turner                       49               1992                1999               42,449(6)                  4.7%
Charles S. Tucker                     71               1978                1999                6,251(4)(5)                --%(8)
Edwin S. Kemp, Jr.                    50               1988                2000               14,667(4)(5)               1.6%
Joe B. Mundy                          78               1989                2000                9,018(4)(5)               1.0%
All directors and executive
officers as a group (10
persons)                                                                                     103,441(7)                 11.1%


-------------------
(1)      At December 31, 1997.
(2) Refers to the year the individual first became a director of the Company or the Bank. All persons who were directors of the Bank during March 1995 also became directors of the Company when it was incorporated in March 1995.
(3) Beneficial ownership is as of the Record Date. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Shares include a 10% stock dividend declared in December 1997.
(4) Excludes 79,200 shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") and 34,439 shares held under the Management Stock Bonus Plan ("MSBP") for which such individual serves as a member of the ESOP or MSBP Committee or Trustee Committee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. See "Director and Executive Officer Compensation - Benefits - Employee Stock Ownership Plan" and "- Management Stock Bonus Plan."
(5) Includes 2,618 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Voting Record Date.
(6) Includes 13,092 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Voting Record Date.
(7) Excludes 77,401 shares of Common Stock held under the ESOP (79,200 shares minus the 1,775 shares allocated to executive officers) and 34,439 shares held in the MSBP for which Directors Kemp, Mundy, Lee and Tucker serve as members of the ESOP or MSBP Committee or Trustee Committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity. See "Director and Executive Officer Compensation - Benefits - Employee Stock Ownership Plan" and "- Management Stock Bonus Plan." Includes 32,991 shares of common stock that the individuals have the right to acquire through the exercise of options within 60 days of the Voting Record Date.
(8)      Less than 1%.



Executive Officers Who are not Directors

Name                          Age(1)       Positions
----                          ------       ---------
Leonard A. Moreland           36           Executive Vice President
                                           and Chief Administrative Officer
Mary Jo Rogers                36           Vice President and
                                           Chief Financial Officer
Edith W. Stevens              38           Vice President and
                                           Chief Operating Officer
Richard P. Florin             52           Senior Vice President and Senior
                                           Credit Officer
Gary D. McGaha                59           Executive Vice President

--------------------
(1)      At December 31, 1997.

Biographical Information

         Set forth below is certain information with respect to the directors and executive officers of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

         John B. Lee, Jr. has been a director of the Bank since 1975 and of the Company since its incorporation in March 1995 and currently serves as Chairman of the Board of Directors. Mr. Lee is employed by Spartan Lincoln-Mercury, Inc., Morrow, Georgia, and Loewen Group International, Inc., Burnaby, B.C. Canada, as a public relations consultant. Mr. Lee is a past director and president of the Clayton County Chamber of Commerce.

         David B. Turner has been President, Chief Executive Officer and a director of the Company since its incorporation in March 1995 and holds the same positions with the Bank. He has been a director of the Bank since 1992 and an officer of the Bank since 1971, having held such other positions with the Bank as Assistant Vice President, Vice President, and Executive Vice President. Mr. Turner is also a board member of Hope, Inc., a board member of Habitat for Humanity, a member of Clayton County Rotary Club and a mentor and Admission Board Director for the Clayton County Alternative School.

         Charles S. Tucker has been a director of the Bank since 1978 and the Treasurer, Secretary and a director of the Company since its incorporation in March 1995. Mr. Tucker is currently retired after 31 years of service as a county agent for the University of Georgia Cooperative Extension Service. Mr. Tucker is a member of the Clayton County Chamber of Commerce, the Kiwanis Club of Forest Park, the Veterans of Foreign Wars, and the American Legion.

         Edwin S. Kemp, Jr. has been a director of the Bank since 1988 and of the Company since its incorporation in March 1995. He has had his own law practice in Jonesboro, Georgia since 1982. He has been counsel to the Bank since 1983. He is past chairman of the Administrative Board of the Jonesboro First United Methodist Church and is currently a member of the Staff-Parish Committee. He has also served as attorney for Habitat for Humanity and for Historical Jonesboro.

         Joe B. Mundy has been a director of the Bank since 1989 and of the Company since its incorporation in March 1995. Mr. Mundy retired in 1993 after 36 years as a circuit court clerk. Mr. Mundy currently serves as the secretary/treasurer of the Superior Court Clerks' Retirement Fund.

         Leonard A. Moreland has been Executive Vice President and Chief Administrative Officer of the Company and Bank since July 1996. Mr. Moreland has been a director of the Bank since August 1996. Prior to joining the Bank, Mr. Moreland served as a senior vice president of a bank located near Atlanta, Georgia.

         Mary Jo Rogers has been employed by the Bank since February 1997 and is currently a Vice President and the Chief Financial Officer. Prior to that time, Ms. Rogers was a vice president and auditor for the First National Bank in Griffin, Georgia.

         Edith W. Stevens has been employed by the Bank since 1978 and is currently a Vice President and the Chief Operating Officer.

         Richard P. Florin has been a Senior Vice President of the Bank and the Company since September 1996. Prior to that time, Mr. Florin was a senior vice president of lending in a bank located near Atlanta, Georgia.

         Gary D. McGaha has been an Executive Vice President of the Bank and the Company since November 1996. During most of 1996, Mr. McGaha was the acting president of a bank located in the southern metropolitan area of Atlanta. Prior to that time, he served as executive vice president of that same bank.

Nominations for Directors

         Only persons who are nominated in accordance with the procedures set forth in the Articles shall be eligible for election as directors. In addition to the right of the Board of Directors of the Company to make nominations for the election of directors, nominations may be made by any stockholder entitled to vote for the election of directors at a meeting called for the purpose of electing directors if the stockholder is present at the meeting in person or by proxy. Advance notice of such proposed nomination by a stockholder must be received by the Chairman of the Nominating Committee of the Board of Directors of the Company (which notice may be sent to the Chairman in care of the Secretary of the Company) or, in the absence of a Nominating Committee, by the Secretary of the Company, not less than 14 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors. Each notice must set forth (1) the name, age, business address, and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each nominee, and (3) the number of shares of Common Stock that are beneficially owned by each nominee. The stockholder making such nomination must also provide any other information reasonably requested by the Company.

         The Chairman of the meeting may in his or her discretion determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if such person should so determine, such person shall so declare to the meeting, and the defective nomination shall be discarded.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended December 31, 1997, the Board of Directors held six regular meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company during the time such director served during the fiscal year ended December 31, 1997.

         The Board of Directors of the Bank conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended December 31, 1997, the Board of Directors held 12 regular meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Bank and committees during the time such director served during the fiscal year ended December 31, 1997.

         The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management nominees for election of directors in accordance with the Company's Bylaws. In its deliberations, this non-standing committee considers the candidate's knowledge of the banking business and involvement in community, business, and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Articles and Bylaws, established any procedures for this purpose. During the fiscal year ended December 31, 1997, the Board of Directors met once as the Nominating Committee.

         The Audit Committee, a standing committee, consists of Directors Tucker (Chairman), Lee, and Kemp. The Audit Committee recommends the selection of the Company's and the Bank's independent accountants to the Boards of Directors and meets with the accountants to discuss the scope and to review the results of the annual audit. This committee met twice during the year ended December 31, 1997.

         The Executive Compensation Committee, a standing committee, consists of Directors Lee (Chairman), Kemp, Mundy, and Tucker. The committee met once during the fiscal year ended December 31, 1997 to determine executive compensation.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         The directors of the Bank receive $850 per month for their service as directors. No additional fees are paid for being a director of the Company. Directors receive $50 for attendance at any other committee meetings. However, directors who are also officers are not compensated for their services on any committee. All director fees are paid by the Bank which paid a total of $88,000 in compensation to directors for their service on the Board of Directors and its committees during the fiscal year ended December 31, 1997.

Executive Officer Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company. No executive officer of the Company had a salary and bonus during the year ended December 31, 1997 that exceeded $100,000 for services rendered in all capacities to the Company.

                                                                        Long Term Compensation
                                Annual Compensation (1)                           Awards
---------------------------------------------------------------------  ---------------------------
                                                                                        Securities
                                                                        Restricted      Underlying
Name and             Fiscal                            Other Annual        Stock         Options/            All Other
Principal Position    Year     Salary         Bonus   Compensation(3)    Awards($)      SARs(#)(6)        Compensation(7)
-------------------  ------  -----------    --------  ---------------  --------------   ----------      -----------------
David B. Turner       1997     $100,500     $   --       $16,288       $     --              --              $22,460
President and Chief   1996       81,667      5,618(2)        15,515     147,287(4)(5)    32,731                7,611
  Executive Officer   1995       72,667      6,548(2)        20,961          --              --                7,795



------------------------
(1)      All compensation was paid by the Bank.
(2) Bonus is computed by taking the ratio of the individual salary to all employee salaries times a payout amount determined in accordance with the Bank's Bonus Plan. The total payout amount for each year under the Bonus Plan was 10% of the Bank's net profit after tax (excluding, for 1996, an industry-wide one time assessment paid to recapitalize a federal deposit insurance fund ("SAIF")) for each of the fiscal years ended December 31, 1997, September 30, 1996 and September 30, 1995, respectively.
(3) Includes director's fees of $10,200 in each of the last three fiscal years. Also includes car allowance and dependent insurance, the values of which do not individually exceed 25% of the total perquisites and other personal benefits.
(4) Mr. Turner was awarded 13,092 shares (adjusted for the 10% stock dividend) in 1996. Awards are earned by participants at a rate of 20% per year for five years, as long as the participant remains an employee of the Bank. The first award vested in January 1997. Dividends are held in arrears and distributed upon the vesting of the applicable shares. Represents the value of the 13,092 shares of restricted stock as of the date of grant.

(5) At December 31, 1997, as adjusted for the January 2, 1998 stock dividend, Mr. Turner held 10,473 shares of restricted stock. Based on the average of the last reported bid and ask price of $18.63 as of the last day of the 1997 fiscal year, adjusted for the stock dividend, this restricted stock had a value of $214,697.
(6) The number of options has been adjusted by the 10% stock dividend. Options, by their terms, are first exercisable at a rate of one-fifth per year beginning on the anniversary date of the date that the options were granted (i.e., January 23, 1996).
(7) Consists of $5,680, $4,685 and $7,795 of Company matching contributions under the 401(k) Profit Sharing Plan for the fiscal years ended December 31, 1997, September 30, 1996, and September 30, 1995, respectively. Adjusted for the 10% stock dividend, includes an allocation of 997 and 243 shares of Common Stock under the ESOP during the fiscal years ended December 31, 1997 and September 30, 1996, respectively. These 997 and 243 shares had a value of $16,780 and $2,926 at December 31, 1997 and September 30, 1996, respectively (calculated by multiplying the aggregate number of shares allocated under the ESOP by the Common Stock's closing average bid and ask price as of the last day of the respective fiscal year).

Employment Agreement

         The Bank has entered into an employment agreement with David B. Turner, its President and Chief Executive Officer. The employment agreement is for a term of three years with a base salary of $103,000. The agreement may be terminated by the Bank for "just cause" as defined in the agreement. If the Bank terminates Mr. Turner without just cause, he will be entitled to a continuation of salary from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, Mr. Turner will be paid in a lump sum equal to 2.99 times his average taxable compensation paid during the five years prior to the change in control. If such event had occurred at December 31, 1997, such payments would have equalled approximately $233,000. The aggregate payments that would be made would be an expense to the Bank thereby reducing net income and the Bank's capital by that amount. The agreement may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion.

Benefits

         Employee Stock Ownership Plan. The Bank has established an employee stock ownership plan, the ESOP, for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Company or its subsidiary and attained age 21.

         The ESOP is funded by periodic contributions made by the Bank in cash or Common Stock. Benefits may be paid either in shares of Common Stock or in cash. The ESOP borrowed funds from the Company to acquire 79,200 (as adjusted) shares of the Common Stock issued in the Conversion. This loan is secured by the shares purchased and the earnings of ESOP assets. The Company financed the ESOP debt directly. Shares purchased with such loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. This loan is expected to be fully repaid in not more than 10 years. The ESOP expense for the fiscal year ended December 31, 1997, was $123,153. Benefits under the ESOP are allocated pro rata based upon participant compensation paid during a plan year.

         The Board of Directors has appointed a committee consisting of non-employee directors (the "ESOP Committee") to administer the ESOP and to serve as the ESOP's trustees (the "ESOP Trustees"). The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustees' fiduciary duties.

         1995 Stock Option Plan. The Company's Board of Directors adopted the CCF Holding Company 1995 Stock Option Plan (the "Option Plan"), which was approved by stockholders of the Company at the annual meeting of stockholders held on January 23, 1996. Pursuant to the Option Plan, 130,928 shares Common Stock (as adjusted for the stock dividend) are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors, and key employees of the Company and its subsidiaries from time to time. The purpose of the Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The Option Plan, which became effective upon stockholder approval, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan.

         The following tables set forth additional information concerning options granted under the Option Plan.


         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES

                                                             Number of Securities
                                                             Underlying Unexercised              Value of Unexercised
                                                                Options/SARs at               in-the-Money Options/SARs
                             Shares         Value           Fiscal Year-End (#)(1)            at Fiscal Year-End ($)(1)
Name                      Acquired on      Realized        ----------------------------       --------------------------
                          Exercise (#)       ($)            Exercisable / Unexercisable       Exercisable / Unexercisable
--------------------   ----------------   -------------    -------------  -------------       -----------   -------------

David B. Turner                0             $0                6,546          26,185              $48,309/193,245


-------------------
(1)      Adjusted for a 10% stock dividend issued on January 2, 1998.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         No directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Company, the Bank or any subsidiary involving more than $60,000 during the fiscal year ended December 31, 1997 other than loans obtained from the Bank, as discussed below. Furthermore, the Company had no "interlocking" relationships existing on or after October 1, 1996 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Company's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors.

         The Bank's directors and executive officers, their immediate family members and certain companies and other entities associated with them have been customers of and have had banking transactions with the Bank and are expected to continue such relationships in the future. Except as listed in the chart following the next paragraph, all extensions of credit made by the Bank to such individuals, companies, and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than a normal risk of collectibility or present other unfavorable features. There is approximately $1.1 million in outstanding mortgage loans to John T. Mitchell, a director of the Bank, that meet the above-listed criteria. Prior to 1990, the Bank provided loans to officers and directors and other affiliates at reduced interest rates and fees.

         The following table sets forth the indebtedness of executive officers, directors, and members of the immediate family of an executive officer or director who are or were indebted to the Bank at any time during the fiscal year ended December 31, 1997 in an amount in excess of $60,000 for loans that were originated at a preferential rate prior to 1990.

                                                                                                      Highest
                                                                                                      Balance
                                                                             Loan     Prevailing    During Year     Balance
                                    Type of    Origination     Original    Interest    Rate at         Ended           at
        Name        Affiliation      Loan         Date         Balance       Rate    Origination     12/31/97       12/31/97
 ----------------   -----------     ------       ------        -------      ------   -----------     --------       --------

 John B. Lee, Jr.    Director        First      12/18/87       $153,000     4.80%       7.875%       $105,348       $96,900
                                   mortgage
                                   for home

--------------------------------------------------------------------------------
               PROPOSAL II - RATIFICATION OF THE AMENDMENT TO THE
                             1995 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

         The Company's Board of Directors adopted the 1995 Stock Option Plan and the stockholders approved the Plan on January 23, 1996 ("Effective Date"). Pursuant to the Option Plan, up to 130,928 shares of Common Stock equal to up to 10% of the total Common Stock issued by the Company in connection with the mutual-to-stock conversion of the Bank in 1995, adjusted for the 10% stock dividend, are reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, key employees and other persons from time to time. The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the business success of the Company and the Bank. The Company has recently adopted amendments to the Option Plan ("Option Plan Amendments") and is submitting such amendments to the stockholders for ratification. The full text of the Option Plan Amendments is set forth as Appendix A to this Proxy Statement, and the summary of the Option Plan Amendments provided below is qualified in its entirety by such reference.

         Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the Option Plan contains certain restrictions and limitations, including among others, provisions requiring the vesting of options granted to occur no more rapidly than ratably over a five year period and the resultant prohibition against accelerated vesting of option grants upon the occurrence of an event other than the death or disability of the option holder, such as in the case of a change in control of the Company.

         Recent OTS interpretive letters permit amendment of stock benefit plans to eliminate the provisions of the Option Plan which reflect the restrictions and limitations described above, provided that stockholder ratification of such amendments is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted the Option Plan Amendments, subject to ratification by stockholders of the Company, for the purpose of eliminating such restrictions and limitations. The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Options as permitted by the Option Plan Amendments and there can be no assurances that any such transaction will occur. Nevertheless, the Board has determined that the implementation of the Option Plan Amendments is in the best interests of the stockholders of the Company, as well as the officers, directors and employees of the Company.

         The Option Plan Amendments do not increase the number of shares reserved for issuance under the Plan or alter the classes of individuals eligible to participate in the Plan. In the event that the Option Plan Amendments are not ratified by stockholders at the Meeting, the Option Plan Amendments will not take effect, but the Option Plan will remain in effect. The principal provisions of the Option Plan, as amended by the Option Plan Amendments, are described below.

         The Option Plan is administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non- Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Officers, directors, key employees and other persons who are designated by the Option Committee are eligible to receive, at no cost to them, options under the Option Plan (the "Optionees"). Each option granted pursuant to the Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

         Shares issuable under the Option Plan may be from authorized but unissued shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

         The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         Currently, the Option Plan requires that Options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control (as such terms are defined in the Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. As permitted by OTS interpretive letters, the Option Plan Amendments will specifically authorize the acceleration of vesting of Options upon a Change in Control; provided that such amendments are ratified by the stockholders. Such Option Plan Amendments will affect previously awarded Options and any Options that may be granted in the future. Pursuant to the Option Plan, as amended by the Option Plan Amendments, upon a Change in Control, all Options granted to such Participants that are outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         No shares of Common Stock shall be issued upon the exercise of an Option until full payment therefor has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

         The Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, and shall not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the Option Plan.

Awards Under the Option Plan

         The Board or the Option Committee shall from time to time determine the officers, directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to any Participant under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock subject to Options to be granted to each such Participant, the Board or the Option Committee may consider the nature of the past and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards. In no event shall Shares subject to Options granted to non-employee directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan, and no more than 5% of total Plan shares may be awarded to any individual non-employee director. In no event shall Shares subject to Options granted to any employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

         The table below presents information related to stock option awards previously made under the Option Plan. Such Option Plan Amendments do not impact the number of awards previously made. Such Option Plan Amendments confirm the provisions of the Option Plan previously approved by stockholders with respect to the accelerated vesting of awards upon a Change in Control. In accordance with the Option Plan Amendment, all outstanding option awards shall become immediately exercisable in the event of a Change in Control of the Company or the Bank.

                               PRIOR AWARDS UNDER
                             1995 STOCK OPTION PLAN
                             ----------------------



                                                                       Number of Options
Name and Position                                                to be Granted (1)(2)(3)
-----------------                                                -----------------------
David B. Turner
  President, CEO, and Director .......................                         32,731(4)
Leonard A. Moreland
  Executive Vice President and Chief
    Administrative Officer............................                         11,000(5)
Gary D. McGaha
  Executive Vice President............................                         11,000(5)
Edith W. Stevens
  Vice President and Chief Operating Officer..........                          9,818(4)
Charles S. Tucker
  Treasurer, Secretary, and Director..................                          6,546(4)
John B. Lee
  Chairman of the Board...............................                          6,546(4)
Edwin S. Kemp, Jr.
  Director............................................                          6,546(4)
Joe B. Mundy
  Director............................................                          6,546(4)
Richard P. Florin
  Senior Vice President and Senior                                              5,500(5)
   Credit Officer.....................................
Executive Officer Group (3 persons)...................                            70,049
Non-Executive Officer Director Group
  (4 persons).........................................                            26,184
Non-Executive Officer Employee Group
  (one person)........................................                             9,818


--------------------
(1) The exercise price of such options are equal to the fair market value of such Common Stock on the date of grant. The number of options has been adjusted for the 10% stock dividend declared in December 1997.
(2)      Options  awarded to officers and employees are  exercisable as follows:
         Options awarded at the time of stockholder approval are first exercisable at the rate of 20% as of January 23, 1996 and 20% annually thereafter (or at a rate of 100% in the event of death, disability, or a change in control of the Company or the Bank). Options awarded to directors are first exercisable at a rate of 20% as of January 23, 1996 and 20% annually thereafter; during period of service as a Director or Director Emeritus. Upon death or termination of service, such options shall remain exercisable for ten years from the date of grant.
(3) Such options shall continue to vest provided the individual remains an employee, a director or director emeritus.
(4)      The exercise price per share is $11.25.
(5) The exercise price per share is $11.02 for Mr. Moreland, $13.47 for Mr. McGaha and $11.93 for Mr. Florin.

Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

         The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Option Committee may also have an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Company to exercise more Options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the Option Plan Amendments may have an anti-takeover effect, the Company's Board of Directors did not adopt the Option Plan Amendments specifically for anti-takeover purposes. The exercise of such Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock in accordance with the Articles of Incorporation. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the Option Plan

         The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Option Plan, materially increase the benefits accruing to Optionees under the Option Plan or materially modify the requirements for eligibility for participation in the Option Plan unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Possible Dilutive Effects of the Option Plan

         The Common Stock to be issued upon the exercise of Options awarded under the Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 130,928 shares of Common Stock adjusted for the 10% stock dividend), then the impact to current stockholders would be to dilute their current ownership percentages by approximately 12.7%. The Option Plan Amendments do not increase the maximum number of shares issuable under the Plan.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Option Plan will have the following consequences:

         1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

         2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

         3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

         4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

         5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in
                  Section 162(m) of the Code.

Accounting Treatment

         Neither the grant nor the exercise of an Option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. In certain circumstances, Common Stock issuable pursuant to outstanding Options which are exercisable under the Option Plan might be considered outstanding for purposes of calculating earnings per share on a diluted basis.

Stockholder Ratification

         Stockholder ratification of the Option Plan Amendments is being sought in accordance with the interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of this Proposal II.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE AMENDMENTS TO THE 1995 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                 PROPOSAL III - RATIFICATION OF THE AMENDMENT TO
                         THE MANAGEMENT STOCK BONUS PLAN
--------------------------------------------------------------------------------

General

         The Board of Directors of the Company has implemented the Management Stock Bonus Plan as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. As previously approved by stockholders of the Company, the Bank contributed sufficient funds to the MSBP to purchase up to 52,371 shares of Common Stock (as adjusted). Alternatively, the MSBP may purchase authorized but unissued shares of Common Stock from the Company. All of the Common Stock to be purchased by the MSBP will be purchased at the Fair Market Value of such stock on the date of purchase. Awards under the MSBP were made in recognition of prior and expected future services to the Bank by its directors, officers and key employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive.

         Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion, the MSBP contains certain restrictions and limitations, including among others, provisions prohibiting the accelerated vesting of awards other than upon the death or disability of the award recipient, such as in the case of a change in control of the Company or retirement of a recipient of an MSBP award.

         OTS interpretative letters permit the amendment of the MSBP to eliminate the provisions of the MSBP which reflect the restrictions and limitations described above, provided that stockholder ratification therefor is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted amendments to the MSBP, subject to ratification by stockholders of the Company, for the purpose of eliminating such restrictions and limitations (these changes to the MSBP are collectively referred to herein as the "MSBP Amendments"). The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of awards under the MSBP and there can be no assurances that any such transaction will occur. Nevertheless, the Board has determined that the implementation of the MSBP Amendments is in the best interest of the stockholders of the Company, as well as the officers, directors and employees of the Company. The MSBP Amendments do not increase the number of shares available for distribution under the MSBP, change the MSBP's eligibility requirements, or alter the types of restricted stock awards that may be made to participants in the MSBP. In the event that the MSBP Amendments are not ratified by stockholders at the Meeting, the MSBP Amendments will not take effect, but the MSBP will remain in effect. The principal provisions of the MSBP, as it would be amended by the MSBP Amendments, are described below. The full text of the MSBP Amendments is set forth as Appendix B to this Proxy Statement, to which reference is made, and the summary of the MSBP Amendments provided below is qualified in its entirely by such reference.

Awards Under the MSBP

         Currently the MSBP provides that the Shares covered by an Award will vest not more rapidly than at the rate of 20% each year beginning one year from the date of grant or upon the disability or death of the option holder. The MSBP also provides that awards will accelerate vesting upon a Change in Control, provided that such accelerated vesting is not inconsistent with regulations of the OTS in effect at the time of such accelerated vesting. As permitted by OTS interpretive letters, these restrictions on accelerated vesting upon a Change in Control of the Company or the Bank may be removed through stockholder ratification of the MSBP Amendments. Accordingly, pursuant to the MSBP, as amended by the MSBP Amendments, all Shares covered by an outstanding Award will become 100% vested upon the death, disability or a Change of Control of the Company.

         Benefits under the MSBP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Bank or the Company (the "MSBP Committee") appointed by the Bank's Board of Directors. The MSBP is managed by trustees (the "MSBP Trustees") who are non-employee directors of the Bank or the Company and who have the responsibility to invest all funds contributed by the Bank to the trust created for the MSBP (the "MSBP Trust"). Unless the terms of the MSBP or the MSBP Committee specify otherwise, awards under the MSBP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non-forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, Director or Director Emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date such applicable Plan Share Awards are earned. Any shares held by the MSBP Trust which are not yet earned shall be voted by the MSBP Trustees, as directed by the MSBP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, or a Change in Control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, or a Change in Control of the Company or the Bank, all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock shall be immediately non- forfeitable in the event of the death or disability of such recipient, or upon a Change in Control of the Company or the Bank, and distributed as soon as practicable thereafter. The Board of Directors may terminate the MSBP at any time, and if it does so, any shares not allocated will revert to the Company. The MSBP Amendments confirm the provisions of the MSBP previously approved by the stockholders with respect to the acceleration of vesting of awards upon a Change in Control.

         Plan Share Awards under the MSBP will be determined by the MSBP Committee. In no event shall any Employee receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan. Plan Share Awards may be granted to newly elected or appointed non-employee Directors of the Bank subsequent to the effective date (as defined in the MSBP) provided that the Plan Share Awards made to non-employee Directors shall not exceed 30% of total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee Director.


         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the MSBP) of the MSBP resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the previously granted awards of Common Stock under the MSBP as authorized pursuant to the terms of the MSBP. Such MSBP Amendments do not change the number of shares awarded or other terms, except to ratify the accelerated vesting of such awards upon a Change in Control of the Company or the Bank.

                               PRIOR AWARDS UNDER
                           MANAGEMENT STOCK BONUS PLAN
                           ---------------------------

                                                                                   Number of Shares
                                                             Dollar Value             Previously
Name and Position                                               ($)(1)               Awarded(2)(3)
-----------------                                            ------------          ----------------
David B. Turner
  President, CEO, and Director........................          147,287                 13,092
Leonard A. Moreland
  Executive Vice President and Chief
    Administrative Officer............................           60,625                  5,500
Gary D. McGaha
  Executive Vice President............................           74,085                  5,500
Richard P. Florin
  Senior Vice President and Senior
    Credit Officer....................................           32,808                  2,750
Edith W. Stevens
  Vice President and Chief Operating Officer..........           44,179                  3,927
Charles S. Tucker
  Treasurer, Secretary, and Director..................           29,453                  2,618
John B. Lee, Jr.
  Vice Chairman of the Board..........................           29,453                  2,618
Edwin S. Kemp, Jr.
  Director............................................           29,453                  2,618
Joe B. Mundy
  Director............................................           29,453                  2,618
Executive Officer Group (5 persons)...................          358,984                 30,769
Non-Executive Officer Director
  Group (4 persons)...................................          117,812                 10,472
Non-Executive Officer Employee
  Group (1 person)....................................           44,179                  3,927

------------------
(1)      Value as of date of award.
(2) All awards presented herein shall vest at the rate of 20% as of the first anniversary of the date of grant and 20% annually thereafter. All awards shall become immediately 100% vested upon death, disability, or termination following a change in control.
(3) Awards continue to vest during periods of service as an employee, director, or director emeritus.

Amendment and Termination of the Plan

         The Board may amend or terminate the MSBP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the MSBP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to Participants under the MSBP or materially modify the requirements for eligibility for participation in the MSBP unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Federal Income Tax Consequences

         Common Stock awarded under the MSBP is generally taxable to the recipient at the time that such awards become 100% vested and non-forfeitable, based upon the Fair Market Value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of transfer of the award to elect to include in gross income for the current taxable year the Fair Market Value of such stock as of the date of transfer of the award. Such election must be filed with the Internal Revenue Service within 30 days of the date of transfer of the stock award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the MSBP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

         For accounting purposes, the Company will recognize a compensation expense in the amount of the Fair Market Value of the Common Stock subject to Plan Share Awards at the date of the award pro rata over the period of years during which the awards are earned.

Stockholder Ratification

         The Company is submitting the MSBP Amendments to stockholders for ratification in accordance with interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of this Proposal III.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE AMENDMENTS TO THE MANAGEMENT STOCK BONUS PLAN.

--------------------------------------------------------------------------------
              PROPOSAL IV - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         KPMG Peat Marwick LLP was the Company's independent public accountant for the fiscal year ended December 31, 1997. The Board of Directors has approved the selection of KPMG Peat Marwick LLP as its auditors for the fiscal year ending December 31, 1998, subject to ratification by the Company's stockholders. A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Company's auditors for the fiscal year ending December 31, 1998.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

         The Company's Annual Report to Stockholders for the year ended December 31, 1997, including financial statements, will be mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 101 North Main Street, Jonesboro, Georgia 30236, no later than November 18, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, CCF HOLDING COMPANY, 101 NORTH MAIN STREET, JONESBORO, GEORGIA 30236.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Charles S. Tucker
                                    Charles S. Tucker
                                    Secretary

Jonesboro, Georgia
March 18, 1998

                                                                    EXHIBIT A
                                                                    ---------
                                    Amendment
                                     to the
                               CCF HOLDING COMPANY
                             1995 Stock Option Plan
                             ----------------------

1. Revision to the Plan by addition of the following Section 24 in its entirety as follows:

         24. Plan Provisions Effective as of January 20, 1998.
             ------------------------------------------------

                  (a)   Immediate    Vesting   Upon   a   Change   in   Control.
Notwithstanding anything herein to the contrary, upon a Change in Control of the Company or the Bank, all outstanding Awards shall be immediately 100% exercisable and non-forfeitable.

                                                                   EXHIBIT B
                                                                   ---------

                                    Amendment
                                     to the
                                  HERITAGE BANK
                           Management Stock Bonus Plan
                           ---------------------------


1. Revision to the Plan by addition of the following Section 9.10 in its entirety as follows:

         9.10. Plan Provisions Effective as of January 20, 1998.
               ------------------------------------------------

                   Notwithstanding anything herein to the contrary, upon a Change in Control of the Parent or the Bank, all outstanding Awards shall be immediately 100% earned and non-forfeitable.

--------------------------------------------------------------------------------
                               CCF HOLDING COMPANY

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 21, 1998
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of CCF Holding Company ("Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at the Heritage Bank branch located at 440 North Jeff Davis Drive, Fayetteville, Georgia on April 21, 1998, at 4:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                                                   FOR                   WITHHELD
                                                                                   ---                   --------


1.        The election as director of the nominee listed below
          for the term to expire in the year set forth in
          parenthesis:                                                             |_|                     |_|

               John B. Lee, Jr. (2001)




                                                                          FOR               AGAINST            ABSTAIN
2.        The  ratification  of the  amendment
          to the CCF Holding  Company 1995
          Stock Option Plan.
                                                                          |_|                 |_|                |_|
3.        The  ratification  of the  amendment to the Heritage
          Bank  Management Stock Bonus Plan.
                                                                          |_|                 |_|                |_|
4.        The  ratification  of the  appointment  of KPMG
          Peat  Marwick  LLP, as independent auditors of
          CCF Holding Company, for the fiscal year ending
          December 31, 1998.                                              |_|                 |_|                |_|



In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" all of the above listed propositions.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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



                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Annual Meeting of Stockholders and a proxy statement dated March 18, 1998.



Dated:                              , 1998
       -----------------------------



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SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER



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PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE  COMPLETE,  DATE,  SIGN,  AND MAIL THIS PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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